Note 12 - Subsequent Events	9 Months Ended
Sep. 30, 2020
Notes to Financial Statements
Subsequent Events [Text Block]
12.
Subsequent Events

The following events occurred after
September 30, 2020:

(a)	In
October 2020,
the Company agreed to sell M/V “EM Athens” for further trading, for a total of approximately
$4.9
million of net proceeds, of which
$3.75
million was used to repay the outstanding loan of the vessel. The vessel was delivered to her new owners on
November 9, 2020.

(b)	In
November 2020,
the contingent consideration referred to in Note
8
(b) was resolved, resulting in a supplementary payment of approximately
$0.5
million in common shares for the
four
vessels it acquired in
November 2019
pursuant to the terms of the purchase agreement. The payment was contingent to certain market indices exceeding an agreed upon level, and as a result, the Company issued a total of
161,357
common shares to the sellers of the vessels.